[logo] MFS
THE FIRST NAME IN MUTUAL FUNDS                        Annual Report for
                                                             Year Ended
                                                        August 31, 1995

MFS(R) CASH RESERVE FUND

Front cover
A photo of a columned building

MFS(R)  CASH  RESERVE  FUND

TRUSTEES                                            SECRETARY
A. Keith Brodkin* - Chairman and President          Stephen E. Cavan*

Richard B. Bailey* - Private Investor;              ASSISTANT  SECRETARY
Former Chairman and Director (until 1991),          James R. Bordewick, Jr.*
Massachusetts Financial Services Company
                                                    CUSTODIAN
Marshall N. Cohan - Private Investor                State Street Bank and Trust Company

Lawrence H. Cohn, M.D. - Chief of Cardiac           AUDITORS
Surgery, Brigham and Women's Hospital;              Deloitte & Touche LLP
Professor of Surgery, Harvard Medical School
                                                    INVESTOR  INFORMATION
The Hon. Sir J. David Gibbons, KBE - Chief          For MFS stock and bond market outlooks,
Executive Officer, Edmund Gibbons Ltd.;             call toll free: 1-800-637-4458 anytime from
Chairman, Bank of N.T. Butterfield & Son Ltd.       a touch-tone telephone.

Abbey M. O'Neill - Private Investor;                For information on MFS mutual funds,
Director, Rockefeller Financial Services, Inc.      call your financial adviser or, for an
(Investment Advisers)                               information kit, call toll free:
                                                    1-800-637-2929 any business day from
Walter E. Robb, III - President and Treasurer,      9 a.m. to 5 p.m. Eastern time (or leave
Benchmark Advisors, Inc. (Corporate                 a message anytime).
Financial Consultants)
                                                    INVESTOR  SERVICE
Arnold D. Scott* - Senior Executive Vice            MFS Service Center, Inc.
President and Secretary, Massachusetts              P.O. Box 2281
Financial Services Company                          Boston, MA 02107-9906

                                                    For general information,
Jeffrey L. Shames* - President, Massachusetts       call toll free:
Financial Services Company                          1-800-225-2606 any business day from
                                                    8 a.m. to 8 p.m. Eastern time.
J. Dale Sherratt  - President, Insight Resources,
Inc. (Acquisition Planning Specialists)             For service to speech- or hearing-impaired,
                                                    call toll free: 1-800-637-6576 any business
Ward Smith - Former Chairman                        day from 9 a.m. to 5 p.m. Eastern time.
(until 1994), NACCO Industries;                     (To use this service, your phone must be
Director, Sundstrand Corporation                    equipped with a Telecommunications Device for
                                                    the Deaf.)
INVESTMENT ADVISER
Massachusetts Financial Services Company            For share prices, account balances and
500 Boylston Street                                 exchanges, call toll free: 1-800-MFS-TALK
Boston, MA 02116-3741                               (1-800-637-8255) anytime from a touch-tone
                                                    telephone.
DISTRIBUTOR
MFS Fund Distributors, Inc.
500 Boylston Street
Boston, MA 02116-3741

PORTFOLIO  MANAGER
Geoffrey L. Kurinsky*

TREASURER
W. Thomas London*

ASSISTANT  TREASURER
James O. Yost*

*Affiliated with the Investment Adviser

LETTER  TO  SHAREHOLDERS
Dear Shareholders:
Short-term interest rates increased dramatically during the past year, despite the last few months of lower rates. The annualized compounded yield on an investment in Class A shares of the Fund for the seven-day period ended August 31, 1995 increased from 3.8% to 5.1%, while the annualized compounded yield on an investment in Class B shares rose from 2.7% to 3.9%.

Economic Environment
Moderate, but sustainable, growth appears to be the hallmark of the economic expansion's fifth year. After slowing earlier in the summer, consumer spending and homebuying were showing renewed strength by August 31, while businesses continued to work off excess inventories and reduce factory output. Meanwhile, overseas economies, particularly those of Germany and Japan, have not recovered as expected, limiting U.S. export growth. However, we believe the Federal Reserve Board's consistent and, so far, successful efforts to fight inflation seem to be giving consumers and businesses enough confidence to help maintain
2 1/2% to 3% real (adjusted for inflation) growth in gross domestic product, at least through 1995.

Interest Rates
During the fiscal year ended August 31, 1995, the Federal Reserve voted to continue to tighten monetary policy by raising the federal funds rate (the interest rate charged by banks to other banks in need of overnight loans) two more times. On November 15, 1994, it raised the federal funds rate 75 basis points (0.75%). Then on February 1, 1995, an increase of 50 basis points (0.50%) was put into effect. Most recently, however, the Federal Reserve lowered rates 25 basis points (0.25%) on July 6, 1995 (the first easing in nearly three years) after the economy began to show signs of contracting. As a result, yields on 30-day U.S. Treasury bills rose from just over 4.2% at the end of August 1994 to 5.3% as of August 31, 1995, while yields on 30-day commercial paper increased from 4.7% to their current level of 5.7% during the same period. With improving inflation conditions and moderate economic growth, we believe short-term interest rates may fall somewhat further over the next several months.

Portfolio Performance and Strategy
Because of the trend toward stable to lower short-term interest rates and in an effort to provide a reasonable level of current income, we have lengthened maturities in the portfolio. The average maturity of the Fund was 50 days as of August 31, 1995 versus 30 days as of August 31, 1994.

    The portfolio continues to include only the highest-quality corporate, bank and government securities in order to provide investors with maximum security against credit risk (although money market funds are neither insured nor guaranteed by the U.S. government, and there can be no assurance that they will be able to maintain a stable net asset value). On August 31, 1995, approximately 24% of the Fund's net assets was invested in commercial paper, with the balance invested in securities issued or guaranteed by the U.S. Treasury or agencies or instrumentalities of the U.S. government because of the very narrow yield spreads between government agency obligations and commercial paper. This emphasis on quality should allow the Fund to continue to help investors to obtain current income and, at the same time, to preserve capital and liquidity.

    We appreciate your support and welcome any questions or comments you may have.

Respectfully,

A photo of A. Keith Brodkin,           A photo of Geoffrey L. Kurinsky,
Chairman and President.                Portfolio Manager.

A. Keith Brodkin                       Geoffrey L. Kurinsky
Chairman and President                 Portfolio Manager

September 12, 1995


PORTFOLIO  MANAGER  PROFILE
Geoff Kurinsky began his career at MFS in 1987 in the Fixed Income Department. A graduate of the University of Massachusetts and Boston University's Graduate School of Management, he was named Assistant Vice President in 1988, Vice President in 1989 and Senior Vice President in 1993. He has managed MFS Cash Reserve Fund since 1987.

TAX  FORM  SUMMARY
In January 1996, shareholders will be mailed a Tax Form Summary reporting the federal tax status of all distributions paid during the calendar year 1995.

OBJECTIVE  AND  POLICY
The Fund's investment objective is to seek as high a level of current income as is considered consistent with the preservation of capital and liquidity.

The Fund's investment policy is to invest in money market instruments that mature in less than 13 months. Securities collateralizing repurchase agreements, however, may have maturities in excess of 13 months. The Fund invests primarily in U.S. government securities (including repurchase agreements collateralized by such securities), obligations of the larger banks, prime commercial paper and high-grade, short-term corporate obligations. The Fund may also invest in U.S. dollar-denominated securities of foreign issuers.

PORTFOLIO  OF  INVESTMENTS - August 31, 1995
Commercial Paper - 23.7%
-----------------------------------------------------------------------------
                                               Principal Amount
Issuer                                            (000 Omitted)         Value
-----------------------------------------------------------------------------
  American Telephone & Telegraph Co.,
    due 9/14/95                                         $ 4,500  $  4,490,835
  Campbell Soup Co., due 10/19/95                         5,000     4,962,200
  Coca-Cola Co., due 11/30/95                             5,000     4,929,875
  Hershey Foods Corp.,
    due 10/03/95 - 10/23/95                               8,200     8,141,740
  Hewlett Packard Co., due 10/03/95                         450       447,740
  PepsiCo, Inc., due 9/01/95 - 10/03/95                   7,200     7,189,902
  Philip Morris Cos., Inc., due 9/13/95                   7,000     6,986,700
  Warner-Lambert Co., due 12/29/95                        5,000     4,908,271
-----------------------------------------------------------------------------
Total Commercial Paper                                           $ 42,057,263
-----------------------------------------------------------------------------

U.S.  Government  and  Agency  Obligations - 78.5%
-----------------------------------------------------------------------------
  Federal Farm Credit Bank,
    due 11/16/95 - 11/28/95                             $10,000  $  9,873,795
  Federal Home Loan Bank, due 9/06/95                     3,100     3,097,554
  Federal Home Loan Mortgage Corp.,
    due 9/05/95 - 2/20/96                                80,850    80,358,689
  Federal National Mortgage Assn.,
    due 9/15/95 - 2/12/96                                43,900    43,436,039
  Tennessee Valley Authority, due 10/03/95                2,500     2,487,422
-----------------------------------------------------------------------------
Total U.S. Government and Agency Obligations                     $139,253,499
-----------------------------------------------------------------------------
Total Investments, at Amortized Cost and Value                   $181,310,762

Other  Assets,  Less  Liabilities - (2.2)%                         (3,939,175)
-----------------------------------------------------------------------------

Net Assets - 100.0%                                              $177,371,587
-----------------------------------------------------------------------------
See notes to financial statements

FINANCIAL  STATEMENTS
Statement  of  Assets  and  Liabilities
------------------------------------------------------------------------------
August 31, 1995
------------------------------------------------------------------------------
Assets:
  Investments, at amortized cost and value                      $181,310,762
  Cash                                                                81,058
  Receivable for Fund shares sold                                  1,250,741
  Other assets                                                         3,028
                                                                ------------
      Total assets                                              $182,645,589
                                                                ------------
Liabilities:
  Distributions payable                                         $     62,963
  Payable for Fund shares reacquired                               4,971,896
  Payable to affiliates -
    Management fee                                                     2,346
    Shareholder servicing agent fee                                    1,125
    Distribution fee                                                  79,768
  Accrued expenses and other liabilities                             155,904
                                                                ------------
      Total liabilities                                         $  5,274,002
                                                                ------------
Net assets (represented by paid-in capital)                     $177,371,587
                                                                ============
Shares of beneficial interest outstanding                        177,371,587
                                                                ============
Class A shares:
  Net asset value, redemption price and offering price per share
   (net assets of $10,852,198 / 10,852,198 shares of beneficial
   interest outstanding)                                          $1.00
                                                                  =====
Class B shares:
  Net asset value, redemption price and offering price per share
    (net assets of $166,519,389 / 166,519,389 shares of
    beneficial interest outstanding)                              $1.00
                                                                  =====
A contingent deferred sales charge may be imposed on redemptions of Class B shares.

See notes to financial statements

Statement  of  Operations
------------------------------------------------------------------------------
Year Ended August 31, 1995
------------------------------------------------------------------------------
Net investment income:
  Interest                                                        $11,606,334
                                                                  -----------
  Expenses -
    Management fee                                                $ 1,134,567
    Trustees' compensation                                             37,510
    Shareholder servicing agent fee (Class A)                           7,128
    Shareholder servicing agent fee (Class B)                         443,375
    Distribution and service fee (Class B)                          2,015,342
    Postage                                                            77,236
    Custodian fee                                                      43,232
    Printing                                                           55,061
    Auditing fees                                                      29,159
    Legal fees                                                          4,200
    Miscellaneous                                                     297,000
                                                                  -----------
      Total expenses                                              $ 4,143,810
    Reduction of expenses by investment adviser                      (206,280)
                                                                  -----------
        Net expenses                                              $ 3,937,530
                                                                  -----------
            Net investment income                                 $ 7,668,804
                                                                  ===========


Statement  of  Changes  in  Net  Assets
----------------------------------------------------------------------------------------------------------------------------------
                                                               Year Ended       Nine Months Ended               Year Ended
                                                          August 31, 1995         August 31, 1994        November 30, 1993
----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                      $  7,668,804            $  2,788,904             $  1,447,426
                                                             ------------            ------------             ------------
Distributions declared to shareholders -
  From net investment income (Class A)                       $   (234,719)           $    (23,520)            $       (819)
  From net investment income (Class B)                         (7,434,085)             (2,765,384)              (1,446,607)
                                                             ------------            ------------             ------------
    Total distributions declared to shareholders             $ (7,668,804)             (2,788,904)              (1,447,426)
                                                             ------------            ------------             ------------
Fund share (principal)transactions at net asset
  value of $1.00 per  share -
  Net proceeds from sales of shares                          $836,765,789            $514,645,780             $361,353,850
  Net asset value of shares issued to shareholders
    in reinvestment of distributions                            6,352,846               2,337,731                1,295,224
  Cost of shares reacquired                                  (881,538,348)           (456,515,148)            (332,765,233)
                                                             ------------            ------------             ------------
      Total increase (decrease) in net assets                $(38,419,713)           $  60,468,36             $ 29,883,841
Net assets:
  At beginning of period                                      215,791,300             155,322,937              125,439,096
                                                             ------------            ------------             ------------
  At end of period                                           $177,371,587            $215,791,300             $155,322,937
                                                             ============            ============             ============

See notes to financial statements

Financial  Highlights
--------------------------------------------------------------------------------------------------------------------
                                                                                            Nine
                                                                  Year Ended        Months Ended          Year Ended
                                                                  August 31,          August 31,        November 30,
                                                                        1995                1994                1993<F2>
--------------------------------------------------------------------------------------------------------------------
                                                                     Class A
--------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                 $ 1.00             $ 1.00               $ 1.00
                                                                      ------             ------               ------
Net investment income#                                                $ 0.05             $ 0.02               $ 0.01
Less distributions declared to shareholders from net
 investment income                                                     (0.05)             (0.02)               (0.01)
                                                                      ------             ------               ------
Net asset value - end of period                                       $ 1.00             $ 1.00               $ 1.00
                                                                      ======             ======               ======
Total return                                                           4.91%              2.89%<F1>            2.28%<F1>
Ratios (to average net assets)/Supplemental data:<F3>
  Expenses                                                             0.90%              0.86%<F1>            0.92%<F1>
  Net investment income                                                4.94%              3.11%<F1>            2.26%<F1>
Net assets at end of period (000 omitted)                            $10,852             $2,156                  $49

<F1> Annualized.
<F2> For the period from the commencement of offering of Class A shares, September 7, 1993 to November 30, 1993.
<F3> The investment adviser did not impose a portion of its management fee for the periods indicated. If this fee had been incurred by the Fund, the net investment income per share and ratios would have been:

  Net investment income                                               $ 0.05             $ 0.02               $ 0.01
  Ratios (to average net assets):
    Expenses                                                           1.00%              0.96%<F1>            1.02%<F1>
    Net investment income                                              4.84%              3.01%<F1>            2.16%<F1>

See notes to financial statements

Financial  Highlights - continued
---------------------------------------------------------------------------------------------------------------
                                                            Nine
                                  Year Ended        Months Ended          Year Ended November 30,
                                  August 31,          August 31,          -------------------------------------
                                        1995                1994            1993           1992           1991
---------------------------------------------------------------------------------------------------------------
                                     Class B
---------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning
 of period                            $ 1.00             $ 1.00           $ 1.00         $ 1.00         $ 1.00
                                      ------             ------           ------         ------         ------
Net investment income<F2>             $ 0.04             $ 0.01           $ 0.01         $ 0.02         $ 0.04
Less distributions declared
 to shareholders from net
 investment income                     (0.04)             (0.01)           (0.01)         (0.02)         (0.04)
                                      ------             ------           ------         ------         ------
Net asset value - end of period       $ 1.00             $ 1.00           $ 1.00         $ 1.00         $ 1.00
                                      ======             ======           ======         ======         ======
Total return                           3.81%              1.79%<F1>        1.16%          1.79%          4.56%
Ratios (to average net assets)/Supplemental data:<F2>
  Expenses                             1.93%              1.94%<F1>        2.00%          2.22%          2.04%
  Net investment income                3.69%              1.88%<F1>        1.19%          1.83%          4.53%
Net assets at end of period
 (000 omitted)                      $166,519           $213,635         $155,274       $125,439       $161,040

<F1> Annualized.
<F2> The investment adviser did not impose a portion of its management fee for the periods indicated. If this fee had been incurred by the Fund, the net investment income per share and ratios would have been:

  Net investment income               $ 0.04             $ 0.01           $ 0.01         $ 0.02         $ 0.04
  Ratios (to average net assets):
    Expenses                           2.03%              2.04%<F1>        2.10%          2.32%          2.13%
    Net investment income              3.59%              1.78%<F1>        1.09%          1.73%          4.44%

See notes to financial statements

Financial  Highlights - continued
------------------------------------------------------------------------------------------------------------------
                                                                    Year Ended November 30,
                                                                    ----------------------------------------------
                                                                       1990          1989         1988       1987<F2>
------------------------------------------------------------------------------------------------------------------
                                                                    Class B
------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value -  beginning of period                               $ 1.00        $ 1.00       $ 1.00      $ 1.00
                                                                     ------        ------       ------      ------
Net investment income                                                $ 0.06        $ 0.07       $ 0.06      $ 0.04
Less distributions declared to shareholders from net
 investment income                                                    (0.06)        (0.07)       (0.06)      (0.04)
                                                                     ------        ------       ------      ------
Net asset value - end of period                                      $ 1.00        $ 1.00       $ 1.00      $ 1.00
                                                                     ======        ======       ======      ======
Total return                                                          6.12%         7.34%        5.85%       4.42%<F1>
Ratios (to average net assets)/Supplemental data:
  Expenses                                                            2.23%         2.24%        2.06%       2.06%<F1>
  Net investment income                                               6.06%         7.10%        5.59%       5.59%<F1>
Net assets at end of period (000 omitted)                          $203,314      $146,885     $139,518     $83,845

<F1> Annualized.
<F2> For the period from the commencement of investment operations, December 29, 1986 to November 30, 1987.

See notes to financial statements

NOTES  TO  FINANCIAL  STATEMENTS
(1) Business and Organization
MFS Cash Reserve Fund (the Fund) is a diversified series of MFS Series Trust I (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant  Accounting  Policies
Investment Valuations - Money market instruments are valued at amortized cost, which the Trustees have determined in good faith constitutes fair value. The Fund's use of amortized cost is subject to the Fund's compliance with certain conditions as specified under Rule 2a-7 of the Investment Company Act of 1940.

Repurchase Agreements - The Fund may enter into repurchase agreements with institutions that the Fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Fund to obtain those securities in the event of a default under the repurchase agreement. The Fund monitors, on a daily basis, the value of the securities transferred to ensure that the value, including accrued interest, of the securities under each repurchase agreement is greater than amounts owed to the Fund under each such repurchase agreement.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and original issue discount are amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Fund files a tax return annually using tax accounting methods required under provisions of the Code which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Fund's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV. Distributions to shareholders are recorded on the ex-dividend date.

Multiple Classes of Shares of Beneficial Interest - The Fund offers Class A and Class B shares. The two classes of shares differ in their respective shareholder servicing agent, distribution and service fees. All shareholders bear the common expenses of the Fund pro rata, based on the average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

(3) Transactions  with  Affiliates
Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed and paid monthly at an annual rate of 0.55% of average daily net assets. The investment adviser did not impose a portion of its fee, which is reflected as a reduction of expenses in the Statement of Operations.

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain of the officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD) and MFS Service Center, Inc. (MFSC). The Fund has an unfunded defined benefit plan for all of its independent Trustees. Included in Trustees' compensation is a net periodic pension expense of $8,263 for the year ended August 31, 1995.

Distributor - The Trustees have adopted a separate distribution plan for Class A and Class B shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Class A distribution plan provides that the Fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the Fund related to the distribution and servicing of its shares. These expenses include a service fee to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer, a distribution fee to MFD of up to 0.10% per annum of the Fund's average daily net assets attributable to Class A shares, commissions to dealers and payments to MFD wholesalers for sales at or above a certain dollar level, and other such distribution-related expenses that are approved by the Fund. Payments under the Class A distribution plan will commence when the value of the net assets of the Fund attributable to Class A shares first equals or exceeds $40 million.

The Class B distribution plan provides that the Fund will pay MFD a monthly distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class B shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B shares. The service fee is intended to be additional consideration for services rendered by the dealer with respect to Class B shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $49,025 for Class B shares for the year ended August 31, 1995. Fees incurred under the distribution plan during the year ended August 31, 1995 were 1.00% of average daily net assets attributable to Class B shares on an annualized basis.

A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended August 31, 1995 were $769,924.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the average daily net assets of each class of shares, at an effective annual rate of up to 0.15% and 0.22% attributable to Class A and Class B shares, respectively.

(4) Portfolio  Securities
Purchases and sales of money market investments, exclusive of securities subject to repurchase agreements, aggregated $1,963,560,145 and $2,008,039,485, respectively.

(5) Shares  of  Beneficial  Interest
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares at net asset value of $1.00 per share, were as follows:

Class A Shares
                         Year Ended    Nine Months Ended           Year Ended
                    August 31, 1995      August 31, 1994   November 30, 1993*
------------------------------------------------------------------------------
Shares sold              21,839,588            5,460,125              137,859
Shares issued to
 shareholders in
 reinvestment of
 distributions              211,125               20,023                  197
Shares reacquired       (13,354,949)          (3,372,483)             (89,287)
                        -----------           ----------              -------
  Net increase
  (decrease)              8,695,764            2,107,665               48,769
                        ===========           ==========              =======

Class B Shares
                         Year Ended    Nine Months Ended           Year Ended
                    August 31, 1995      August 31, 1994    November 30, 1993
------------------------------------------------------------------------------
Shares sold             814,926,201          509,185,655          361,215,991
Shares issued to
 shareholders in
 reinvestment of
 distributions            6,141,721            2,317,708            1,295,027
Shares reacquired      (868,183,399)        (453,142,665)        (332,675,946)
                       ------------         ------------         ------------
  Net increase
  (decrease)            (47,115,477)          58,360,698           29,835,072
                       ============         ============         ============

*For the period from commencement of offering of Class A shares, September 7, 1993 to November 30, 1993.

(6) Line  of  Credit
The Fund entered into an agreement which enables it to participate with other funds managed by MFS in an unsecured line of credit with a bank which permits borrowings up to $350 million, collectively. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the year ended August 31, 1995 was $2,118.

INDEPENDENT  AUDITORS'  REPORT

To the Trustees of MFS Series Trust I and Shareholders of MFS Cash Reserve Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Cash Reserve Fund (one of the series constituting MFS Series Trust I) as of August 31, 1995, the related statement of operations for the year then ended, the statement of changes in net assets for the year ended August 31, 1995, the nine months ended August 31, 1994 and the year ended November 30, 1993, and the financial highlights for the year ended August 31, 1995, the nine-months ended August 31, 1994 and for each of the years in the seven-year period ended November 30, 1993. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at August 31, 1995 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MFS Cash Reserve Fund at August 31, 1995, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


DELOITTE & TOUCHE LLP

Boston, Massachusetts
October 6, 1995





                ---------------------------------------------
This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

THE MFS FAMILY OF FUNDS(R)
America's Oldest Mutual Fund Group

The members of the MFS Family of Funds are grouped below according to the types of securities in their portfolios. For free prospectuses containing more complete information, including the exchange privilege and all charges and expenses, please contact your financial adviser or call MFS at 1-800-637-2929 any business day from 9 a.m. to 5 p.m. Eastern time (or, leave a message any time). This material should be read carefully before investing or sending money.

STOCK                                                   LIMITED MATURITY BOND
----------------------------------------------------    ----------------------------------------------------
Massachusetts Investors Trust                           MFS(R)   Government Limited Maturity Fund
----------------------------------------------------    ----------------------------------------------------
Massachusetts Investors Growth Stock Fund               MFS(R)   Limited Maturity Fund
----------------------------------------------------    ----------------------------------------------------
MFS(R) Capital Growth Fund                              MFS(R)   Municipal Limited Maturity Fund
----------------------------------------------------    ----------------------------------------------------
MFS(R) Emerging Growth Fund
----------------------------------------------------    WORLD
MFS(R) Gold & Natural Resources Fund                    ----------------------------------------------------
----------------------------------------------------    MFS(R)   World Asset Allocation Fund
MFS(R) Growth Opportunities Fund                        ----------------------------------------------------
----------------------------------------------------    MFS(R)   World Equity Fund
MFS(R) Managed Sectors Fund                             ----------------------------------------------------
----------------------------------------------------    MFS(R)   World Governments Fund
MFS(R) OTC Fund                                         ----------------------------------------------------
----------------------------------------------------    MFS(R)   World Growth Fund
MFS(R) Research Fund                                    ----------------------------------------------------
----------------------------------------------------    MFS(R)   World Total Return Fund
MFS(R) Value Fund                                       ----------------------------------------------------
----------------------------------------------------
                                                        NATIONAL TAX-FREE BOND
STOCK AND BOND                                          ----------------------------------------------------
----------------------------------------------------    MFS(R)   Municipal Bond Fund
MFS(R)   Total Return Fund                              ----------------------------------------------------
----------------------------------------------------    MFS(R)   Municipal High Income Fund
MFS(R)   Utilities Fund                                          (closed to new investors)
----------------------------------------------------    ----------------------------------------------------
                                                        MFS(R)   Municipal Income Fund
BOND                                                    ----------------------------------------------------
----------------------------------------------------
MFS(R)   Bond Fund                                      STATE TAX-FREE BOND
----------------------------------------------------    ----------------------------------------------------
MFS(R)   Government Mortgage Fund                       Alabama, Arkansas, California, Florida,
----------------------------------------------------    ----------------------------------------------------
MFS(R)   Government Securities Fund                     Georgia, Louisiana, Maryland, Massachusetts,
----------------------------------------------------    ----------------------------------------------------
MFS(R)   High Income Fund                               Mississippi, New York, North Carolina,
----------------------------------------------------    ----------------------------------------------------
MFS(R)   Intermediate Income Fund                       Pennsylvania, South Carolina, Tennessee,
----------------------------------------------------    ----------------------------------------------------
MFS(R)   Strategic Income Fund                          Texas, Virginia, Washington, West Virginia
         (formerly MFS(R) Income & Opportunity Fund)    ----------------------------------------------------
----------------------------------------------------
                                                        MONEY MARKET
                                                        ----------------------------------------------------
                                                        MFS(R)   Cash Reserve Fund
                                                        ----------------------------------------------------
                                                        MFS(R)   Government Money Market Fund
                                                        ----------------------------------------------------
                                                        MFS(R)   Money Market Fund
                                                        ----------------------------------------------------

MFS(R) CASH                                                    -----------------
RESERVE FUND
                                                                 BULK RATE
                                                                 U.S. POSTAGE
500 Boylston Street                                              P A I D
Boston, MA 02116                                                 PERMIT #55638
                                                                 BOSTON, MA

                                                               -----------------

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                                                          MCR-2 10/95 17M 01/201